SUPPLEMENT NO. 3 dated January 1, 1999
--------------------------------------------------------------------------------
(Supplanting Supplement No. 2 dated September 16, 1998)

to PROSPECTUS dated February 1, 1998

for STATE STREET RESEARCH AURORA FUND
A series of State Street Research Capital Trust


AVAILABILITY OF SHARES

Currently, shares of the fund are available only through employee benefit plans, IRAs, wrap-fee programs, and various investment programs of Metropolitan Life Insurance Company and its affiliates, and available to existing shareholders of the fund through reinvestment of dividends and distributions, and additional investments or exchanges into their existing accounts.

The fund reserves the right to accept new investments or suspend the sale of shares from time to time without further notice or supplement to the prospectus. If you have any questions, call the State Street Research Service Center at 1-800-562-0032.

[LOGO]
[STATE STREET RESEARCH]

                                                                     AR-431F-199
                                                 Control Number: (exp0299)SSR-LD

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POLICIES FOR BUYING SHARES

The Prospectus sections "Policies for Buying Shares -- Minimum Initial Investments" and "Minimum Additional Investments" are revised in their entirety to read as follows:

MINIMUM INITIAL INVESTMENTS:

[bullet] $10,000 for accounts that use the Investamatic program*

[bullet] $2,000 for Individual Retirement Accounts*

[bullet] $100,000 for all other accounts


MINIMUM ADDITIONAL INVESTMENTS:

[bullet] $1,000 for Individual Retirement Accounts**

[bullet] $50 for all other accounts


 *Except that from January 1, 1999 through April 15, 1999, the minimum is $500 for Individual Retirement Accounts. Also, the $10 annual administrative fee will be waived for new IRAs with $5,000 invested by then.

**$50 from January 1, 1999 through April 15, 1999.